Exhibit 99.1

Contact:               Home Federal Bancorp, Inc.
Len Williams, President and CEO, 208-468-5048
Eric Nadeau, EVP, Treasurer and CFO, 208-468-5156

PRESS RELEASE – For Immediate Release

HOME FEDERAL BANK COMPLETES CONVERSION TO IDAHO
COMMERCIAL BANK CHARTER

Nampa, ID (June 2, 2011) – Home Federal Bancorp, Inc. (“the Company”), the parent company of Home Federal Bank (“Bank”) announced that the Bank has received approval from the Idaho Department of Finance and completed its conversion to a state chartered commercial bank from a federally chartered stock savings bank. The Bank will continue to use its current corporate title as a commercial bank.  In connection with the conversion, the Company has received approval from the Federal Reserve and converted to a bank holding company from a savings and loan holding company.  The effective date for the conversion and reorganization was May 31, 2011.

“Our conversion to a state-chartered commercial bank most accurately reflects the Bank’s operating strategy,” said Len E. Williams, the President and Chief Executive Officer of the Company and the Bank. “Transforming our balance sheet and operations to that of a commercial community bank has been executed through organic growth in commercial loans and core deposits, as well as through our FDIC-assisted acquisitions of Community First Bank in 2009 and LibertyBank in 2010. Converting to a state chartered commercial bank is an extension of that continuing strategy and, with this process now complete, we are honored to be the largest Idaho-based bank.”

Home Federal Bancorp, Inc., is headquartered in Nampa, Idaho, and is the parent company of Home Federal Bank, a community bank originally organized in 1920. The Company serves southwestern Idaho and Central and Western Oregon through 34 full-service banking offices. The Company's common stock is traded on the NASDAQ Global Select Market under the symbol "HOME" and is included in the Russell 2000 Index. For more information, visit the Company's web site at www.myhomefed.com/ir.

Forward-Looking Statements:

Statements in this news release regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to: general economic and banking business conditions, competitive conditions between banks and non-bank financial service providers, interest rate fluctuations, the credit risk of lending activities, including changes in the level and trend of loan delinquencies and write-offs; results of examinations by our banking regulators, regulatory and accounting changes, risks related to construction and development lending, commercial and small business banking, our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames, and other risks. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended September 30, 2010, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

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